UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                January 16, 2006



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                          1-31299                 65-0865171
----------------              -----------------------      --------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code: 561-322-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

     On January 16, 2006, Gary Peck resigned as Chief Operating Officer of Medical Staffing Network Holdings, Inc. Mr. Peck's responsibilities will be assumed by Robert Adamson, CEO, and Kevin Little, President. Mr. Peck, who has an extensive background in commercial and professional staffing, has decided to pursue other interests in that segment of the staffing industry.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 17, 2006                  MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                         By: /s/ N. Larry McPherson
                                            -----------------------
                                            N. Larry McPherson
                                            Chief Financial Officer